Loans from related companies	12 Months Ended
Dec. 31, 2025
Notes and other explanatory information [abstract]
Loans from related companies

22.	Loans from related companies

The loans from related companies are repayable from March 2028 to October 2036 (2024: repayable on demand or from March 2026 to October 2034). They carry interest at 2.5% p.a below HKD Prime Lending Rate or 3.5% to 4.63% (2024: 3.5% to 4.13%) per annum. The loans from related companies are unsecured.

Details of the repayment schedule in respect of the loans from related companies are as follows:-

	2025	2025	2024
	US$	HK$	HK$

Loans repayable:-
Within one year or on demand	-	-	15,677,958

In the second to fifth years, inclusive	4,879,273	37,976,845	22,985,054
More than five years	807,451	6,284,636	5,019,819
	5,686,724	44,261,481	28,004,873

	5,686,724	44,261,481	43,682,831